UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 17, 2024

Date of Report (Date of earliest event reported)

FEUTUNE LIGHT ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41424	87-4620515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 W 9th St #848 Wilmington, Delaware	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 909-214-2482

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, one Warrant and one Right	FLFVU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	FLFV	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	FLFVW	The Nasdaq Stock Market LLC

Rights, each right exchangeable for one-tenth (1/10) of one share of Class A Common Stock at the closing of a business combination	FLFVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2024, Feutune Light Acquisition Corporation (“FLFV”) held a special meeting of the stockholders (the “Special Meeting”) in connection with the Business Combination (as defined below).

At the Special Meeting, the stockholders of FLFV approved the proposal (“NTA Requirement Amendment Proposal”) to amend FLFV’s current amended and restated certificate of incorporation (the “Current Charter”) to amend the requirement that FLFV may not redeem FLFV’s public shares of common stock in an amount that would cause FLFV’s net tangible assets to be less than US$5,000,001 following such redemptions (the “NTA Requirement Amendment”). The purpose of the NTA Requirement Amendment is to expand the methods that FLFV may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “SEC”). On June 17, 2024, the NTA Requirement Amendment was filed with the Secretary of State of Delaware, effective on the same date.

A copy of the NTA Requirement Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 17, 2024, FLFV held the Special Meeting in connection with the Business Combination contemplated by an Agreement and Plan of Merger (as may be amended from time to time, the “Merger Agreement”), by and among FLFV, Feutune Light Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of FLFV (“Merger Sub”), and Thunder Power Holdings Limited, a British Virgin Islands company (“Thunder Power”), pursuant to which Thunder Power will merge with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of FLFV (the “Business Combination”). The Business Combination is described in the definitive proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-275933) (as amended or supplemented from time to time, the “Form S-4”), initially filed by FLFV with the SEC on December 7, 2023 and declared effective by the SEC on May 10, 2024. Capitalized terms used but not defined this Current Report on Form 8-K shall have the meanings set forth in the Form S-4.

On April 22, 2024, the record date of the Special Meeting, there were 5,607,419 issued and outstanding shares of common stock of FLFV, including 2,604,794 Public Shares (as defined below), 2,443,750 Founder Shares, 60,000 Representative Shares and 498,875 Private Shares, approximately 90.66% of which were represented in person or by proxy at the Special Meeting. In this Current Report on Form 8-K, “Public Shares” means the shares of Class A common stock of FLFV issued in its initial public offering and “Combined Company” or “PubCo” means FLFV subsequent to the Business Combination under the name of “Thunder Power Holdings, Inc.”

The final results for the matters submitted to a vote of FLFV’s stockholders at the Special Meeting are as follows:

1. The Business Combination Proposal

The stockholders of FLFV approved the proposal to (a) adopt and approve the Merger Agreement; (b) adopt and approve each Additional Agreement (as defined in the Merger Agreement); and (c) approve the Merger and other transactions contemplated therein.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,098,824	176,438	0

2. NTA Requirement Amendment Proposal

The stockholders of FLFV approved the NTA Requirement Amendment Proposal.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,275,262	0	0

3. The Charter Amendment Proposal

The stockholders of FLFV approved the proposal to adopt the Proposed Charter, a copy of which is attached to the Form S-4 as Annex C, which will be in effect upon the closing of the Merger.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,098,824	176,438	0

4. The Advisory Charter Amendment Proposals

The stockholders approved, on a non-binding advisory basis, the following material differences between the Proposed Charter and the Current Charter, which were presented pursuant to guidance of the SEC as six separate sub-proposals:

Advisory Charter Amendment Proposal A — to change the corporate name of the Combined Company to “Thunder Power Holdings, Inc.” on and from the time of the Business Combination.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,850,307	233,383	0

Advisory Charter Amendment Proposal B — to increase the authorized shares of common stock of the Combined Company to 1,000,000,000 shares of common stock, par value of $0.0001 per share.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,850,307	233,383	0

Advisory Charter Amendment Proposal C — to increase the authorized shares of preferred stock of the Combined Company to 100,000,000 shares of preferred stock, par value of $0.0001 per share.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,098,824	176,438	0

Advisory Charter Amendment Proposal D — to provide that certain named individuals be elected to serve as Class I, Class II, and Class III directors to serve staggered terms on the board of directors of the Combined Company until their respective successors are duly elected and qualified, or until their earlier resignation, death, or removal, and to provide that the removal of any director be only for cause and only by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the Combined Company’s then-outstanding shares of capital stock entitled to vote at an election of directors.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,098,824	176,438	0

Advisory Charter Amendment Proposal E — to provide that certain amendments to provisions of the Proposed Charter will require the approval of the holders of at least two-thirds (66 2/3%) of the Combined Company’s then-outstanding shares of capital stock entitled to vote on such amendments, and of the holders of shares of each class entitled to vote thereon as a class.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,098,824	176,438	0

Advisory Charter Amendment Proposal F — to make the Combined Company’s corporate existence perpetual instead of requiring FLFV to be dissolved and liquidated if it cannot complete its initial business combination with the period provided in its Current Charter, and to omit from the Proposed Charter the various provisions applicable only to special purpose acquisition companies including changing its designation from being a blank check company.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,098,824	176,438	0

5. The Nasdaq Stock Issuance Proposal

The stockholders of FLFV approved, for purposes of complying with the applicable provisions of Nasdaq Listing Rule 5635, the issuance of 60,000,000 shares of PubCo Common Stock in connection with the Business Combination.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,098,824	176,438	0

6. Director Election Proposal

The stockholders of FLFV approved the appointment of five directors who, upon consummation of the Business Combination, will become directors of the Combined Company.

The voting results were as follows:

Coleman Bradley	FOR	AGAINST	ABSTAIN
	4,098,824	176,438	0

Yuanmei Ma	FOR	AGAINST	ABSTAIN
	4,098,824	176,438	0

Mingchih Chen	FOR	AGAINST	ABSTAIN
	4,098,824	176,438	0

Thomas Hollihan	FOR	AGAINST	ABSTAIN
	4,098,824	176,438	0

Kevin Vassily	FOR	AGAINST	ABSTAIN
	4,098,824	176,438	0

7. The 2024 Plan Proposal

The stockholders of FLFV approved the 2024 equity incentive plan (the “2024 Plan”), a copy of which is attached to the Form S-4 as Annex D, which will become effective as of and is contingent on the consummation of the Business Combination.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,098,824	176,438	0

8. The Adjournment Proposal

The stockholders of FLFV approved the proposal to adjourn the Special Meeting to a later date or dates if it is determined that more time is necessary or appropriate, in the judgment of the board of directors of FLFV or the officer presiding over the Special Meeting, for FLFV to consummate the Business Combination.

The voting results were as follows:

FOR	AGAINST	ABSTAIN
4,850,307	233,383	0

 Item 7.01 Regulation FD Disclosure.

On June 18, 2024, FLFV issued a press release announcing the approval of the Business Combination by its stockholders (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and the Press Release hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

In connection with the Special Meeting, holders of Public Shares had the right to elect to redeem all or a portion of their Public Shares. As of June 20, 2024, holders of approximately 1,355,132 Public Shares were rendered for redemption.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation, dated June 17, 2024.
99.1	Press Release, dated June 18, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Feutune Light Acquisition Corporation

Date: June 20, 2024	By:	/s/ Yuanmei Ma
	Name:	Yuanmei Ma
	Title:	Chief Financial Officer